UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009

CH Energy Group, Inc.
Central Hudson Gas & Electric Corporation
(Exact name of Registrant as specified in its charter)

Commission	Registrant, State of Incorporation	IRS Employer
File Number	Address and Telephone Number	Identification No.

0-30512	CH Energy Group, Inc.	14-1804460
(Incorporated in New York)
284 South Avenue
Poughkeepsie, New York 12601-4839
(845)-452-2000

1-3268	Central Hudson Gas & Electric Corporation	14-0555980
(Incorporated in New York)
284 South Avenue
Poughkeepsie, New York 12601-4839
(845)-452-2000

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Departure of Officers. Central Hudson Gas & Electric Corporation, the utility subsidy of Registrant CH Energy Group, Inc. issued a press release on October 14, 2009, announcing the retirement of its President and Chief Operating Officer, Carl E. Meyer, effective December 31, 2009.  The press release also announced the appointment of James P. Laurito as Executive Vice President of CH Energy Group, Inc. and of Central Hudson Gas & Electric Corporation, effective November 1, 2009. The press release also announced that Mr. Laurito will succeed Mr. Meyer as President of Central Hudson Gas & Electric Corporation, effective with Mr. Meyer’s retirement on December 31, 2009.

A copy of the press release is being filed with this report as Exhibit 99.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.  The following is filed as an exhibit to this Form 8-K pursuant to Item 6.01 of Regulation S-K:

99	Press release of Central Hudson Gas & Electric Corporation, issued October 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CH ENERGY GROUP, INC.

Date: October 14, 2009	By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Vice President – Accounting & Controller